Sulphur World Symposium 2014 Long Beach, CA April 7-9, 2014 Dr. Michael R. Rahm Vice President Market and Strategic Analysis Phosphate Outlook Exhibit 99.1

Topics
Current Situation and Near Term Outlook
– The Rally
– The Sky Really is Falling
– The Inverse
– The Fundamentals
Long Term Outlook
– The Demand Drivers and Forecasts
– The New Supply Ballgame
– The Likely Scenario:  Positive and More Stable
– The Key Factors to Watch

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements include, but are not limited to, statements about the acquisition and assumption of certain related liabilities of the Florida phosphate assets of CF Industries, Inc. (“CF”) and the ammonia supply agreements with CF; the benefits of the transactions with CF;
repurchases of stock; other proposed or pending future transactions or strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from difficulties with realization of the benefits of the transactions with CF, including the risks that the acquired assets may not be integrated successfully or that the cost or capital savings from the transactions may not be fully realized or may take longer to realize than expected, or the price of natural gas or ammonia changes to a level at which the natural gas based pricing under one of the long term ammonia supply agreements with CF becomes disadvantageous to Mosaic; customer defaults; the effects of Mosaic’ decisions to exit business operations or locations; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic’s international operations and those of joint ventures in which Mosaic participates, including the risk that protests against natural resource companies in Peru extend to or impact the Miski Mayo mine; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into Florida waterways or possible efforts to reduce the flow of excess nutrients into the Mississippi River basin or the
Gulf of Mexico; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of the Company’s processes for managing its strategic priorities; the ability of the Northern Promise joint venture among Mosaic, Ma’aden and
SABIC to obtain project financing in acceptable amounts and upon acceptable terms, the future success of current plans for the joint venture and any future changes in those plans; adverse weather conditions affecting operations in Central Florida, the Mississippi River basin or the Gulf Coast of the United States, and including potential hurricanes, excess rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, the liabilities Mosaic is assuming in the proposed phosphate assets acquisition or the cost of Mosaic’s commitments to repurchase its stock; reduction of Mosaic’s available cash and liquidity, and increased leverage, due to its use of cash and/or available debt capacity to fund share repurchases, financial assurance requirements and strategic investments; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and
Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Current Situation and Near Term Outlook: The Rally

The Phosphate Market Catches Fire

The price of DAP loaded on a barge in New Orleans (NOLA)
increased from about $330 per ton at the end of November to
about $500 ton at the end of March.
The price of DAP loaded on a vessel in Tampa increased from
about $340 per tonne at the end of November to the $490-500
tonne range at the end of March.
200
300
400
500
600
700
05 06 07 08 09 10 11 12 13 14
$ MT
Weekly DAP Prices
fob Tampa
Source: Fertecon
100
200
300
400
500
600
05 06 07 08 09 10 11 12 13 14
$ ST
Weekly DAP Prices
NOLA Barge
Source: Green Markets

A Combination
of Factors Fueled the Rally
Continued good end-user demand and lean channel inventories
Several small planned and unplanned production outages
Supply disruptions due to severe logistical problems
Raw materials cost pressure
A rush of purchases once buyers perceived the bottom was in

1000 Tonnes
Brazil DAP/ MAP/ MES/ TSP Imports
Min/ Max Range (2008-2012)
2013
2013 Fcst
7-Yr Olympic Average
Source: Brazil Mosaic, ANDA
2013 Total: 5.1 mil tonnes
800
700
600
500
400
300
200
100
0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

1000 Tonnes
Brazil DAP/ MAP/ MES/ TSP Imports
Min/ Max Range (2009-2013)
2014
2014 Fcst
7-Yr Olympic Average
Source: Brazil Mosaic, ANDA
2014 Forecast: 5.4 mil tonnes
800
700
600
500
400
300
200
100
0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Mil Tons
U.S. DAP and MAP/ MES Exports
Source: TFI and Mosaic
1.0
0.8
0.6
0.4
0.2
0.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
MIN MAX Range (06/07-12/13)
2013/14
7-Yr Olympic Avg

Continued Good End-User Demand 7

Lean Channel Inventories:  India Example

Million Tonnes DAP 2013/14E 2014/15F
Producer/Importer Beginning Inventory 1.45 1.60
Production 3.60 3.70
Imports 3.45 5.35
Producer/Importer Sales to Retailer Dealers 6.90 9.20
Retail Dealer Sales to Farmers 9.40 9.60
Retail Inventory Change -2.50 -0.40
Producer/Importer Ending Inventory 1.60 1.45
Producer/Importer Inventory Change 0.15 -0.15
Total Pipeline Inventory Change -2.35 -0.55
DAP use by farmers is projected to increase about 2% in 2014/15.
This assumes another good monsoon and continued profitable farm economics.
Even if channel inventories are drawn down another 550,000 tonnes and production increases to 3.7 million tonnes, producer/importer sales to retailers would need to increase 33% to 9.20 million tonnes and imports would need to increase 55% to 5.35 million tonnes in order to meet projected demand.
These projections no doubt will change due to several factors such as the level of phosphoric acid prices, the quality of the monsoon, etc., but it looks likely that India’s appetite for DAP imports will increase significantly in 2014/15 with a potential rebound of ~2.0 million tonnes.
2014/15 2013/14
Our Delhi team estimates that DAP use by farmers remained strong in
2013/14 due to an outstanding monsoon, record acreage and
profitable farm economics.  The government raised minimum support prices for major crops, retail urea prices stayed stable at the extremely low level of $80-$85 per tonne, and retail P&K prices, while up sharply from pre-reform levels, declined modestly in 2013/14.
As a result, retail dealer sales to farmers are projected to total 9.4 million tonnes for the fertilizer year ending March 31, 2014.  Producer and importer sales to retailer dealers, however, are projected to drop to 6.9 million tonnes, implying a retail inventory decline of 2.5 million tonnes.  Producer/importer inventories are projected to increase slightly in 2013/14.
Source:  FAI and Mosaic

Cumulative Impact of Several Production Outages

Producer Estimated Q1 Loss Notes
OCP 200,000 DAP/MAP Product loading and raw materials discharge delays
ICL 25,000 TSP Intermittent labor disputes (a strike began March 13)
GCT 30,000 DAP Gabes still running at ~50% of capacity
Fauji 75,000 DAP Re-starts after gas supply shortage
Ma’aden 10,000 DAP Fire aftermath and heavy rains at mines
Uralchem 50,000 MAP Rock supply issues from Apatit in Q1 and into Q2
Incitec 20,000 DAP Running below capacity and 35 day turnaround in Q2
Foskor 15,000 MAP Technical disruptions for approximately three weeks
Mosaic 150,000 DAP/MAP Planned Riverview #5 plant conversion
PotashCorp 40,000 DAP Aurora turnaround in March
MissPhos 15,000 DAP Conversion from DAP to MAP
Total ~630,000
DAP/MAP/TSP
Significant cumulative impact

Raw Materials Cost Pressure

Now from ammonia First from sulphur (especially in China)
0
50
100
150
200
250
300
350
06 07 08 09 10 11 12 13 14
$ MT
Sulphur Prices
c&f China
Source: Fertecon
100
200
300
400
500
600
700
800
05 06 07 08 09 10 11 12 13 14
$ MT
Ammonia Prices
c&f Tampa
Source: Fertecon

Mosaic

Market Mosaic

February 2014

Picking Up the Knife

There is a bear-market rule of trading that says never try to catch a falling knife. Rather, let it hit the floor and then just pick it up. The risk, especially after a prolonged bear run, is that a knife fight breaks out among traders.

This rule helps to explain some of the recent developments in plant nutrient markets. Knives fell. The chart shows that prices of the leading plant nutrient products declined steadily during the last two-plus years for well-known reasons. Distributors adhered to this rule by running down and then maintaining lean channel inventories during this long and slow burn.

Plant Nutrient Prices

Urea	
'12 Peak:	$740
'13 Trough:	$280
Change:	-62%
Current:	$385
Change:	+38%

DAP	
'11 Peak:	$660
'13 Trough:	$340
Change:	-48%
Current:	$475
Change:	+40%

MOP	
'11 Peak:	$560
'13 Trough:	$300
Change:	-46%
Current:	$340
Change:	+13%

– continued inside

Mosaic

A Buyers Rush:  Picking Up the Knife (and starting a fight)

Once distributors perceived that prices had bottomed, or that knives had hit the floor, they rushed to position product.
Based on the recent spikes in nitrogen and phosphate prices, distributors not only have picked up the knives, but they have started a few fights as they compete to position product for the upcoming application season.
In the case of phosphate, the combination of continued strong end-user demand, a lean distribution pipeline and the
cumulative impact of several small planned and unplanned
production outages has tightened the global market and
changed sentiment overnight.  As a result, phosphate prices
are staging a powerful and earlier-than-expected rally during what typically is a seasonally slow period.
So, how will this knife fight end?  The phosphate market no
doubt is tight due to recent developments, and our
assessment is that there is more upside than downside price
risk in the near term.  However, Chinese export economics
likely will set a ceiling later in 2014.  In the meantime, a fight for tonnage rages on.
Available on Mosaicco.com

Current Situation and Near Term Outlook: The Sky Really is Falling

The Sky Really is Falling
The Annual Spring Ritual
– Warnings of transportation  bottlenecks, rail car/truck  shortages and shipping delays
– Warnings of stock-outs and lost demand
– But the Sky Never Falls
The Sky Really is Falling this Year
– Serious disruptions  in Q1
– Morocco – OCP
• Flagship facility at Jorf Lasfar battered by heavy rain, high winds and 25’ sea swells in Q1
• Reports of ~40 vessels waiting to unload raw materials or load finished product at one point
• Long shipping delays to key destinations such as Brazil and USA
– North America – The Perfect Storm
•
Lock and dam maintenance at key points on the Mississippi River (Mel Price L&D at 50% until August)
• Record NA harvest boosts demand for rail cars, power and crews
(Canada prioritizing grain)
•
Heavy demand on rail assets for other commodities as well (e.g. oil, fracking sand)
•
Extreme weather exacerbates the problem (snowed-in trains to a late river open April 15-23)
• Fall-out and implications

The Problem in Pictures

0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
06 06 06 06 06 06 06 06 06 06 06 06 07 07 07 07 07 07 07 07 07 07 07 07 08 08 08 08 08 08 08 08 08 08 08 08 09 09 09 09 09 09 09 09 09 09 09 09 10 10 10 10 10 10 10 10 10 10 10 10 11 11 11 11 11 11 11 11 11 11 11 11 12 12 12 12 12 12 12 12 12 12 12 12 13
Carloads Originated Carloads of Crude Oil
on U.S. Class I Railroads
Source: AAR
The Canadian government introduced regulations aimed at easing the grain logistics bottleneck.  These require CN and CP to ship at least 500,000 tonnes of grains
(~5,500 railcars) each week, about double their current volume.
If the railways fail to meet the minimum shipments, they will be charged C$100,000 each day they are not in compliance (though there is a ‘catch up’ period).

Average Soil Temperature (° F, 4" Bare)
March 23 - 29, 2014
< 35
35
40
45
50
55
60
65
70
75
> 80
40 F Wheat can develop
50 F Corn can develop
60 F Cotton can develop
Based on preliminary data
NOAA/USDA JOINT AGRICULTURAL WEATHER FACILITY
Supplemental data provided by Alabama A&M University, Bureau of Reclamation - Pacific Northwest Region AgriMet Program, High Plains Regional Climate Center, Illinois State Water Survey, Iowa State University, Louisiana Agriclimatic Information System, Mississippi State Univeristy, Oklahoma Mesonet, Purdue University, University of Missouri and USDA/NRCS Soil Climate Analysis Network.

A Silver Lining - Latitudinal Stratification? 15 A More Normal/Orderly Spring Application Season?

Current Situation and Near Term Outlook: The Inverse

DAP fob NOLA (st)				
Period	Bid	Offer	Mid	Chg
Apr-14	478	485	482	-1
May-14	425	440	433	8
Jun-14	415	435	425	0
Jul-14	415	435	425	0

DAP fob Tampa (mt)				
Period	Bid	Offer	Mid	Chg
Apr-14	450	458	454	0
May-14	430	445	438	0
Jun-14	432	445	439	0
Jul-14	425	440	433	0

Mosaic

The Inverse

Long List of Reasons for the Large Inverse
Source:  Cleartrade Exchange via INTL FCStone
March 31, 2014 DAP SWAPs Bid-Offer Indications
Current Spot Values
NOLA Barge:    ~$500 ton (prompt loading)
Tampa Export:  ~$490 tonne
Logistical bottlenecks ease
Between seasons in the Americas
Uncertainties about India’s import appetite
China export window opens May 16
Ramp-up of production in key regions
Lower raw materials costs
2014/15 demand uncertainties

Current Situation and Near Term Outlook: The Fundamentals

The Fundamentals
Record Global Shipments and Import Demand
– Positive demand drivers
– Lower channel inventories worldwide – India poster child
– Continued strong demand in the America
– Rebound in Indian imports
Ongoing Supply Uncertainties
– Raw materials costs?
– How much will China export?
– When will Ma’aden Phase I ramp up to capacity?
– How much will OCP produce and export?
– When will the first Jorf Phosphate Hub come online?
– How much will Tifert produce and when will Jifco start up?
Most Likely Scenario
– Balanced during the next six months (average U.S. producer stocks)
– Tighter situation by September/October (less than average U.S. producer stocks)

Record Global Shipments and Import Demand

30
35
40
45
50
55
60
65
70
00 01 02 03 04 05 06 07 08 09 10 11 12 13E 14F
Global Phosphate Shipments
Likely Scenario
MMT Product
DAP/MAP/MES/TSP
Source: Fertecon & Mosaic
0
5
10
15
20
25
00 01 02 03 04 05 06 07 08 09 10 11 12 13E 14F
MMT
Source:  CRU/FRC and Mosaic
Global Phosphate Import Demand
Likely Scenario excluding China
Asia and Oceania Latin America Europe Mideast
Africa North America FSU

Positive Demand Drivers

Recent Rally Drivers/Comments
3.50
4.00
4.50
5.00
5.50
6.00
6.50
7.00
7.50
8.00
J A S O N D J F M A M J
US$ BU
New Crop Corn Prices
Daily Close of the New Crop Option (Jul 1 - Jun 30)
2008 2012 2013 2014
Source: CME
8.0
9.0
10.0
11.0
12.0
13.0
14.0
15.0
16.0
17.0
J A S O N D J F M A M J
US$ BU
New Crop Soybean Prices
Daily Close of the New Crop Option (Jul 1 - Jun 30)
2008 2012 2013 2014
Source: CME
4.00
5.00
6.00
7.00
8.00
9.00
10.00
11.00
12.00
13.00
J A S O N D J F M A M J
US$ BU
New Crop Hard Red Winter Wheat Prices
Daily Close of the New Crop Option (Jul 1 - Jun 30)
2008 2012 2013 2014
Source: CME
Wheat:  strong demand, severe NA winter and
deteriorating crop conditions, drought in parts of USA,
and recent developments in Ukraine
Corn:  strong demand rebound in all major use
categories, smaller second crop in Brazil this year,
and concerns about late planting in NA
Soybeans:  strong demand, drought in parts of Brazil
(smaller than expected but still record soybean crop),
and concerns about late planting in NA
Soybean/corn new crop price ratio was 2.38 on
March 31.  Will that result in more corn acres than the
Prospective Plantings indication?

Price Rally Despite a Blockbuster 2013 Crop

The USDA projects that 2013/14 global grain and oilseed
production will surge to a record-smashing 2.95 billion tonnes due to record harvested area and a record average yield.
Global grain and oilseed use increased at a compound annual
growth rate of 2.4% during the five years prior to 2012.  Use increased just 0.4% in 2012 due to the short crop last year (but still the second largest ever produced!).  USDA projects that global use will jump 4.5% in 2013 due to ample supplies, more moderate prices, and an unleashing of pent-up demand.
If current supply and demand projections are on target, global grain and oilseed stocks will increase significantly this year and make up all of the declines during the last three years.
Crop prices drop in 2013/14 to
unleash pent up demand, but the
decline is less than expected by
some analysts (i.e. no sub $3 corn)
Crop prices surge in 2012/13 to allocate the
smaller than expected crop to its highest
valued uses, but increases are less than
expected by some analysts  (i.e. no $10 corn).
2.0
2.1
2.2
2.3
2.4
2.5
2.6
2.7
2.8
2.9
3.0
00 01 02 03 04 05 06 07 08 09 10 11 12 13E
Bil Tonnes
World Grain and Oilseed Production
Production Use
Source:  USDA
15%
18%
20%
23%
25%
28%
30%
350
400
450
500
550
600
650
00 01 02 03 04 05 06 07 08 09 10 11 12 13E
Percent Mil Tonnes
World Grain & Oilseed Stocks
Stocks Percent of Use
Source: USDA
2.40
2.50
2.60
2.70
2.80
2.90
3.00
3.10
3.20
800
820
840
860
880
900
920
940
00 01 02 03 04 05 06 07 08 09 10 11 12 13E
MT Ha
Mil Ha
World Grain and Oilseed Area and Yields
Harvested Area Yield Trend
Source:  USDA

2014/15 Grain and Oilseed Scenario Assumptions

	Low	Medium	High
Harvested Area Change	-0.50%	0.00%	0.50%
Yield Deviation from Trend *	Largest Negative	0.00	Largest Positive
Demand Growth	1.75%	2.00%	2.25%

* Trend yield for 2000/01 to 2012/13 crop years.

Mosaic

Wide Range of Potential Outcomes in 2014/15

606
579
494
407
470
463
426
438
514
570
549
536
519
571
350
400
450
500
550
600
650
00 01 02 03 04 05 06 07 08 09 10 11 12 13E 14F
Mil Tonnes
World Grain & Oilseed Stocks
Historical 2014/15 Range 2014/15 Medium Scenario
Source: USDA and Mosaic

Positive Farm Economics and Affordable Nutrients

0
20
40
60
80
100
120
140
80 83 86 89 92 95 98 01 04 07 10 13F
Bil $
U.S. Net Cash Income
Government Payments Market
Source: USDA
0.50
0.75
1.00
1.25
1.50
1.75
05 06 07 08 09 10 11 12 13 14
Plant Nutrient Affordability
Plant Nutrient Price Index / Crop Price Index
Affordability Metric Average
Source: Weekly Price Publications, CME,
USDA, AAPFCO, Mosaic

Strong Rebound in Indian DAP Imports

Source:  FAI and Mosaic
Million Tonnes DAP 2013/14E 2014/15F
Producer/Importer Beginning Inventory 1.45 1.60
Production 3.60 3.70
Imports 3.45 5.35
Producer/Importer Sales to Retailer Dealers 6.90 9.20
Retail Dealer Sales to Farmers 9.40 9.60
Retail Inventory Change -2.50 -0.40
Producer/Importer Ending Inventory 1.60 1.45
Producer/Importer Inventory Change 0.15 0.15
Total Pipeline Inventory Change -2.35 -0.55
1.2
1.8
1.3
3.3
3.6
5.5
3.8
4.2
2.6
3.3
1.2
1.0 1.5
3.0
2.2
2.1
3.4
1.5
0.9
2.0
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
06 07 08 09 10 11 12 13 14F 15F
Mil Tonnes
Fertilizer Year Ending March 31
India DAP Imports
Kariff (Apr 1-Sep 30)
Rabi (Oct 1-Mar 31)
Source: FAI and Mosaic India

Supply Uncertainties – How Much . . .

. . . phosphate will China export? . . . phosphate will Saudi Arabia export?
Key Issues Key Issues
0.0
0.5
1.0
1.5
2.0
2.5
3.0
00 01 02 03 04 05 06 07 08 09 10 11 12 13E 14F
Mil Tonnes
DAP
Saudi Arabia Phosphate Exports
Export
Production Capacity
Source: CRU February 2014
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
00 01 02 03 04 05 06 07 08 09 10 11 12 13E 14F
China Phosphate Exports
Source: CRU February 2014
Mil Tonnes
DAP/MAP/TSP
Indian import demand
Domestic off-take
Raw materials costs
Less costly 2014 export tax
Indian import demand
Mine and plant ramp-up

Long Term Outlook: The Demand Drivers and Forecasts

Mosaic

Market Mosaic

October 2013

Alive in the Long Run!

John Maynard Keynes, the famous British economist, advocated for active government intervention in the economy and, in particular, the use of discretionary fiscal policies such as running large budget deficits to pull a country out of recession. When probed about the long run consequences of such policies, he wrote that "in the long run we are all dead."

This quote seems to capture the sentiment of many analysts following recent developments in agricultural commodity and plant nutrient markets. Well, we are not "Keynesians" and we are not about to write epitaphs for these markets. In fact, this issue of Market Mosaic takes a fresh look at the long run outlook and recaps the takeaways and key features of our analysis. The bottom line is that, despite headwinds in the short run, plant nutrient markets and industries look very much alive in the long run.

Market Mosaic is a newsletter published for our customers, suppliers and stakeholders by the Market and Strategic Analysis group of The Mosaic Company. Some issues assess the near term outlook for agricultural and plant nutrient markets while others take an in-depth look at a topic of special interest to our readers. This issue examines the long term outlook for agricultural commodity and plant nutrient markets.

The ABCs of the Food Story

Robust demand prospects remain the showcase feature of the long term outlook for plant nutrient markets. A key takeaway of our analysis is that farmers will have to plant record area and reap record yields, year after year, in order to meet the projected demand for agricultural commodities. And more planted area and steady yield increases will require more plant nutrients.

Everyone knows the food story, but we like to tell it with some remarkable numbers. For example, the recent update of our long run demand model indicates that the global grain and oilseed harvest will need to increase by about 380 million tonnes this decade in order to meet projected demand. That is greater than the current combined harvests of Argentina, Brazil and Canada (the ABCs of the food story). Furthermore, global grain and oilseed demand is projected to increase another 420 million tonnes during the next decade – so world production again will need to increase by the current output of the ABC countries, plus Australia!

World Grain and Oilseed Use
Source: USDA and Mosaic
Actual
Forecast
3.5
3.0
2.5
2.0
1.5
1.0
80 85 90 95 00 05 10 15 20 25 30

Steady increases in population and continued gains in per capita income drive very predictable increases in the demand for food and agricultural commodities. Based on long term population and GDP forecasts from IHS Global Insight, grain and oilseed

– continued inside

Michael R. Rahm
Vice President, Market and Strategic Analysis
Andy J. Jung
Director, Market and Strategic Analysis
Luis F. Dowling
Sr. Market Analyst
Josh Paula
Sr. Market Analyst
Mathew Philippi
Market Analyst

Solid Demand Drivers – The Food Story

Available on Mosaicco.com
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
3.75
775
800
825
850
875
900
925
950
975
80 85 90 95 00 05 10 15 20 25 30
MT Ha Mil Ha
Source:  USDA and Mosaic
World Harvested Area and Average Yield
Actual  Area Forecast Area Actual Yield
Required Yield 1980-10 Yield Trend
1,000
1,500
2,000
2,500
3,000
3,500
80 85 90 95 00 05 10 20 30
Mil Tonnes
Source:  USDA and Mosaic
World Grain and Oilseed Use
Actual for Biofuels Actual Forecast for Biofuels Forecast

Global Phosphate Shipments

	Mosaic			CRU
MMT DAP/MAP/TSP	Low	Likely	High	Likely
2013 Shipments		63.5		63.1
2018 Forecast	72.0	73.5	74.9	67.3
Change	8.5	10.0	11.5	4.2
CAGR 2013-18	2.6%	3.0%	3.4%	1.3%

Source: CRU February 2014 and Mosaic

Positive Demand Outlook

Key Assumptions
More moderate but sill elevated crop prices
Profitable farm economics worldwide
More moderate and less volatile phosphate prices
Drive for more balanced nutrient use especially in
China and India
Continued strong growth of phosphate intensive
crops such as soybeans, palm oil and fruits &
vegetables.
20
30
40
50
60
70
80
95 97 99 01 03 05 07 09 11 13E 15F 17F 19F
Mil Tonnes
Global DAP/MAP/TSP Shipment Forecasts
Actual Low Forecast High Forecast Likely Forecast CRU - Feb 2014

Key Demand Features
Brazil
– Continued strong demand prospects
– Modest increases in domestic production capabilities
– Still largely dependent on imports (~6 million tonnes DAP/MAP/MES/TSP in 2020)
India
– Demand gets back on track
– Inevitable changes in subsidy policies
– DAP shipments of nearly 14 million tonnes by 2020
– DAP imports of nearly 10 million tonnes by 2020

Long Term Outlook: The New Supply Ballgame

Key Supply Feature
China
– Accounted for ALL of the net growth in phosphate supply since 1995
– Massive 15-year expansion program expected to come to an end
– Domestic industry consolidation
– Transition from low-analysis to high-analysis phosphate products
Future Supply Growth Largely from New Low Cost Capacity
– Morocco
– Saudi Arabia
0
10
20
30
40
50
60
70
95 97 99 01 03 05 07 09 11 13E
MMT
Global DAP/ MAP/ TSP Production
Rest of World China
Source: Fertecon, IFA and Mosaic

Long Term Outlook: The Likely Scenario: Positive and More Stable

Positive and More Stable Outlook

50%
55%
60%
65%
70%
75%
80%
85%
90%
95%
100%
0
10
20
30
40
50
60
70
80
90
100
2000 2004 2008 2012 2016 2020
Op Rate
MMT
Source: CRU/FRC and Mosaic
Global Phosphate Capacity, Production and Oper Rate
Likely Scenario
Capacity Production Acid Op Rate
Based on our likely demand scenario and capacity estimates, global phosphoric acid operating rates are projected to remain relatively stable at about 85% of effective capacity from 2014 through 2020.  This is in line with the average since 2000, but projected rates do not exhibit as much volatility as during the last decade.

Long Term Outlook: The Key Factors to Watch

The Key Factors to Watch
Demand Drivers
– Macroeconomic environment
(e.g. global growth and exchange rates)
– Agricultural commodity prices and farm economics
– Biofuels policies
– Indian subsidy policies
–
Technological change (e.g. biologicals)
–
Social Change (e.g. dietary habits in both developed and developing countries)
Supply Developments
– Chinese industrial and export policies
–
Corporate strategies (e.g. Jorf Phosphate Hub developments and Ma’aden expansions)
–
Political developments (e.g. How will the Arab Spring play out)
–
Environmental regulations (right to operate issues worldwide)

Sulphur World Symposium 2014 Long Beach, CA April 7-9, 2014 Dr. Michael R. Rahm Vice President Market and Strategic Analysis Phosphate Outlook Thank You!